UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Amedisys, Inc. (the “Company”) held its annual meeting of stockholders on Thursday, June 8, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals. A brief description of and tabulation of votes for each proposal are set forth below.

Proposal 1. The Company’s stockholders elected the following nine directors for a term of one year. There were 1,924,511 broker non-votes with respect to the proposal.

Nominee	For	Withheld
Linda J. Hall, PhD	29,873,285	163,099
Julie D. Klapstein Paul B. Kusserow	29,872,547 29,907,671	163,837 128,713
Richard A. Lechleiter	29,828,584	207,800
Jake L. Netterville	29,752,602	283,782
Bruce D. Perkins	29,872,727	163,657
Jeffrey A. Rideout, MD	29,873,267	163,117
Donald A. Washburn	29,377,529	658,855
Nathaniel M. Zilkha	23,661,294	6,375,090

Proposal 2. The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017. There were no broker non-votes with respect to the proposal.

For	Against	Abstain
31,473,521	455,120	32,254

Proposal 3. The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers. There were 1,924,511 broker non-votes with respect to the proposal.

For	Against	Abstain
28,875,091	1,095,554	65,739

Proposal 4. The Company’s stockholders expressed their preference to conduct future advisory votes on executive compensation every year. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for the Annual Meeting and the vote of the stockholders at the Annual Meeting, the Board of Directors has determined to include an advisory stockholder vote on executive compensation in the Company’s proxy materials every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder votes on executive compensation.

One Year	Two Years	Three Years	Abstain
24,780,486	4,912	5,235,603	15,383

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
President and Chief Executive Officer

DATE: June 13, 2017